                                     [LOGO]

                                    COLONIAL
                              STRATEGIC INCOME FUND

                                       FPO

                                  ANNUAL REPORT
                                DECEMBER 31, 1996



                            NOT FDIC- | MAY LOSE VALUE
                            INSURED   | NO BANK GUARANTEE

                    COLONIAL STRATEGIC INCOME FUND HIGHLIGHTS
                       JANUARY 1, 1996 - DECEMBER 31, 1996

INVESTMENT OBJECTIVE: Colonial Strategic Income Fund seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

THE FUND IS DESIGNED TO OFFER:

         x        Opportunity for higher income

         x        Diversification

         x        Experienced, professional management

PORTFOLIO MANAGER COMMENTARY: "The investment environment of 1996 provided a classic illustration of the value of diversification. The Fund's ability to invest in both the high yield corporate and international bond markets generated higher total returns with lower volatility when compared to fund's whose investments are more limited to the U.S. government and investment grade corporate market." -- Carl Ericson


                   COLONIAL STRATEGIC INCOME FUND PERFORMANCE

                                                    CLASS A        CLASS B
Inception dates                                     4/21/77*       5/15/92
Distributions declared per share                    $ 0.614        $ 0.560
SEC Yields on 12/31/96**                               6.55%          6.10%
12-month total returns, assuming reinvest-            10.24%          9.43%
ment of all distributions and no sales charge
or contingent deferred sales charge (CDSC)
Net asset value per share at 12/31/96               $  7.31        $  7.31

* Colonial Strategic Income Fund adopted its current investment objective on 11/30/94.

**The 30-day SEC yields on December 31, 1996, reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.


TOP FIVE HOLDINGS                         PORTFOLIO STRUCTURE
(as of 12/31/96)                          (as of 12/31/96)

U.S. Treasury Notes ............. 12.3%   Corporate Bonds ..............  40.0%
U.S. Treasury Bonds .............  8.7%   Foreign Gov't Bonds ..........  31.2%
Spanish Government Bonds ........  5.5%   U.S. Government Bonds ........  25.2%
Swedish Government Bonds ........  4.7%   Other ........................   3.6%
Kingdom of Denmark Bonds ........  4.7%

Portfolio holdings and structure are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these portfolio holdings and structure in the future. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                    [PHOTO]
                                Harold W. Cogger
                                   President

I am pleased to present your Fund's annual report for the fiscal year ended December 31, 1996. This report reflects on the investment environment of the past 12 months and on the performance of your Fund.

While the Federal Reserve Board lowered short-term interest rates early in the period, stronger than expected economic reports in February 1996 brought the Fed's easing trend to a halt. As a result, long-term interest rates were rising during most of the period, having a negative effect on fixed income investments. However, with recent statistics suggesting an easing pace of economic activity and a continued benign inflation outlook, we are hopeful that bond market volatility will be somewhat reduced in the months ahead.

There was some good news for the tax-exempt sector. Low supply and strong retail market support enabled municipal bonds to outperform Treasury bonds for much of the year. The post-election conditions should promote a period of stability for the tax-exempt market as the flat tax initiative is now a receding memory.

In the domestic stock market, generally favorable conditions prevailed until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records. Internationally, the Tiger countries of the Pacific Rim continue to offer a good combination of growth and value. In the European markets, short-term interest rates continue to be much lower than long-term rates. We expect these conditions to prevail until we see an increase in economic activity.

Our economic expectations include growth continuing at a slower, but more sustainable rate, and our outlook for 1997 is relatively bright.

The following report will provide you with specific information on your Fund's performance as well as an in-depth discussion with your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.


Respectfully,


/s/Harold W. Cogger
----------------------
Harold W. Cogger
President
February 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described here will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

CARL ERICSON is portfolio manager of Colonial Strategic Income Fund. Mr. Ericson is senior vice president of Colonial Management Associates, Inc. and Director of the Taxable Fixed Income Department.

Q. WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING 1996?

A. The volatile investment environment of 1996 led us to strategically manage the Fund's diversification throughout the year. Our ability to invest in three major bond markets - high yield corporate, foreign and U.S. government - allowed shareholders to benefit from the effects of diversification because each of these market segments has unique characteristics. The high yield market generated attractive returns because it was able to capitalize on the strong economy. Many high yield companies were able to increase cash flows and implement debt reduction programs that improved their financial position. The foreign market outperformed the U.S. market because many European countries benefited from increased conviction that the European Economic Union would proceed. In addition, a lack of accelerating economic growth led to declining interest rates in many nations, a positive factor for their bond prices. The U.S. government sector, the Fund's third major component, posted the weakest performance as a result of stronger than anticipated economic reports early in the year. Long-term interest rates moved suddenly higher, inflation fears accelerated and the high grade markets sold off sharply. This volatility continued throughout much of the period despite a third quarter rally when economic indicators pointed to moderating growth and continued low inflation. However, our diversification strategy allowed us to preserve shareholders' assets and enhance returns by reducing the Fund's investments in government securities relative to high yield and international bonds.

Q. HOW DID THE FUND PERFORM OVER THE PAST TWELVE MONTHS?

A. The Fund outperformed the Lehman Brothers Government/Corporate Bond Index. The total return for Class A shares, based on net asset value, was 10.24%, while the Index posted a total return of 2.90%. The Fund was able to outperform the Index primarily due to its ability to invest in market sectors less closely related to U.S. interest rate activity and expectations, namely domestic high yield corporate bonds and international bonds.

Q. WHAT INVESTMENTS HELPED TO GENERATE SUCH GOOD PERFORMANCE?

A. Our investments in high yield corporate bonds made a large contribution to the Fund's total return. During the year, we increased our holdings in this sector, anticipating that many of these companies would benefit from a stronger economy. We also focused much of our activity on the emerging technology and telecommunications sector. Later in the year, we became more selective in this growth area and recognized profits by selling technology-based holdings with less visible cash flow potential, viewing them as unlikely to have long-term staying power. At the same time, we increased our exposure to the high yield energy sector. We focused our purchases on companies that were taking advantage of a high point in the energy cycle to reduce debt and improve their capital structure. Gulf Canada Resources and Mariner Energy, two of the Fund's holdings, met these criteria.

The Fund also benefited from its international bond investments, accounting for about one-third of the portfolio during the year. Most overseas markets outperformed the U.S. government market as a result of lower inflation and economic growth rates. In addition, double-digit unemployment rates in many European nations led to ongoing reductions in short-term interest rates, positioning their bonds for strong performance. We continued to favor investments in the Scandinavian nations, and in selected emerging markets such as Argentina and Poland.

Q. WHAT IS YOUR OUTLOOK FOR 1997?

A. We are anticipating reasonably modest economic growth with continuing low levels of inflation. As a result, we do not see a near-term threat that the Federal Reserve Board will tighten, or increase interest rates. We do believe, however, that we will need to be increasingly sensitive to the Board's inclination as the year goes along. We expect to see domestic market volatility continue in 1997, although we believe that investors will be better compensated for it. As a result, we anticipate that strong investor interest in markets providing good levels of income should provide ongoing support for corporate and international bonds. We expect that the degree they outperform Treasury bonds may be less dramatic than in 1996. We will continue to diversify the Fund, focusing on the market sectors that are generating the most attractive, risk-adjusted returns.

            COLONIAL STRATEGIC INCOME FUND INVESTMENT PERFORMANCE VS.
                 LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

               Change in Value of $10,000 from 12/31/86 - 12/31/96
                     Based on NAV and MOP for Class A Shares

Label                 A             B             C
--------------------------------------------------------------
Label  csifa           NAV         MOP
 1     Dec 31, 86        10000         9525     10000
 2     Mar 31, 87     11642.28     11089.28     10148
 3     Jun 30, 87     11933.45     11366.61      9956
 4     Sep 30, 87     12402.28     11813.17      9665
 5     Dec 31, 87     10373.77     9881.012     10229
 6     Mar 31, 88      11377.3     10836.88     10595
 7     Jun 30, 88     11866.19     11302.54     10700
 8     Sep 30, 88     11708.95     11152.78     10900
 9     Dec 31, 88     12101.55     11526.73     11005
10     Mar 31, 89     12449.89     11858.52     11126
11     Jun 30, 89     12826.77      12217.5     12021
12     Sep 30, 89     13249.61     12620.26     12133
13     Dec 31, 89     13304.22     12672.27     12571
14     Mar 31, 90     12901.96     12289.12     12427
15     Jun 30, 90     13354.98     12720.62     12875
16     Sep 30, 90     12489.77      11896.5     12953
17     Dec 31, 90     12367.12     11779.68     13613
18     Mar 31, 91     13454.35     12815.27     13980
19     Jun 30, 91     14084.04     13415.05     14191
20     Sep 30, 91     14991.24     14279.16     15007
21     Dec 31, 91      15880.9     15126.56     15808
22     Mar 31, 92     16247.72     15475.96     15571
23     Jun 30, 92     16972.31     16166.12     16201
24     Sep 30, 92     17588.98      16753.5     16993
25     Dec 31, 92     17433.04     16604.97     17006
26     Mar 31, 93     18356.05     17484.14     17797
27     Jun 30, 93     18967.95     18066.97     18331
28     Sep 30, 93     19381.45     18460.83     18938
29     Dec 31, 93     20038.87     19087.03     18882
30     Mar 31, 94     19515.99     18588.98     18291
31     Jun 30, 94     19261.27     18346.36     18064
32     Sep 30, 94     19309.72     18392.51     18153
33     Dec 31, 94     19302.74     18385.86     18220
34     Mar 31, 95     20366.36     19398.96     19128
35     Jun 30, 95      21473.3     20453.32     20369
36     Sep 30, 95     22199.58      21145.1     20759
37     Dec 31, 95     23195.85     22094.05     21726
38     Mar 31, 96     23303.29     22196.38     21217
39     Jun 30, 96     23649.18     22525.84     21317
40     Sep 30, 96     24605.59     23436.83     21693
41     Dec 31, 96        25572     24357.33     22356

A hypothetical $10,000 investment in Class B shares made on May 15, 1992, at NAV would have been valued at $14,885 on December 31, 1996. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $14,685 on December 31, 1996.

                          AVERAGE ANNUAL TOTAL RETURNS
                    As of 12/31/96 (Most Recent Quarter End)

--------------------------------------------------------------------------------
                           CLASS A SHARES                  CLASS B SHARES
INCEPTION                      4/21/77*                       5/15/92
                          NAV            MOP            NAV            w/CDSC
--------------------------------------------------------------------------------
1 YEAR                   10.24%         5.01%           9.43%         4.43%
--------------------------------------------------------------------------------
5 YEARS                  10.00%         8.93%            --            --
--------------------------------------------------------------------------------
10 YEARS                  9.84%         9.31%            --            --
--------------------------------------------------------------------------------
SINCE INCEPTION          10.39%        10.11%           8.96%         8.64%
--------------------------------------------------------------------------------

The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. The Lehman Mutual Fund General Bond Index (used previously to track performance) ceased to exist in May 1995. The Lehman Brothers Government/Corporate Bond Index most closely parallel that Index's performance. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value
(NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception.

*Current investment objective adopted 11/30/94.

                              INVESTMENT PORTFOLIO

                        DECEMBER 31, 1996 (IN THOUSANDS)
BONDS & NOTES - 96.4%
--------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 40.0%            PAR     VALUE
--------------------------------------------------------------------------------
CONSTRUCTION - 0.9%
  BUILDING CONSTRUCTION - 0.5%
  Toll Corp.,
                           10.500%  03/15/02         $  3,000  $  3,105
  U.S. Home Corp.,
                            9.750%  06/15/03            4,500     4,669
                                                               --------
                                                                  7,774
                                                               --------

  SPECIAL TRADE CONTRACTORS - 0.4%
  Building Materials Corp. of America,
   stepped coupon,
   (11.750% 07/01/99)         (a)   07/01/04            7,000     6,073
                                                               --------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%
  NONDEPOSITORY CREDIT INSTITUTIONS
  Drum Financial Corp.,
                           12.875%  09/15/99(b)(c)      1,000        10
                                                               --------
--------------------------------------------------------------------------------
MANUFACTURING - 13.8%
  CHEMICALS & ALLIED PRODUCTS - 1.2%
  Agricultural Minerals Co., L.P.,
                           10.750%  09/30/03            7,200     7,677
  Revlon Consumer Products Corp.:
                            9.375%  04/01/01            2,000     2,047
                           10.500%  02/15/03            5,270     5,534
  Revlon Worldwide Corp.,
                              (d)   03/15/98            4,000     3,440
                                                               --------
                                                                 18,698
                                                               --------

  ELECTRONIC & ELECTRICAL EQUIPMENT - 1.6%
  Amphenol Corp. Notes:
                           10.450%  11/01/01            6,000     6,473
                           12.750%  12/15/02            2,500     2,741
  Advanced Micro Devices, Inc.,
                           11.000%  08/01/03            3,000     3,255
  Delco Remy International, Inc.,
                           10.625%  08/01/06(e)         1,600     1,696
  K&F Industries, Inc.,
                           10.375%  09/01/04            4,300     4,536
  Unisys Corp.,
                           11.750%  10/15/04            6,000     6,405
                                                               --------
                                                                 25,106
                                                               --------


                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.           PAR       VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
  FABRICATED METAL - 1.5%
  Euramax International, PLC,
                           11.250%  10/01/06(e)      $  8,000  $  8,280
  Kaiser Aluminum & Chemical Corp.,
                           10.875%  10/15/06(e)         8,000     8,480
  Renco Metals, Inc.,
                           11.500%  07/01/03            5,750     6,016
                                                               --------
                                                                 22,776
                                                               --------

  FOOD & KINDRED PRODUCTS - 1.0%
  Chiquita Brands International, Inc.,
                           10.250%  11/01/06            3,750     3,994
  FoodBrands America, Inc.,
                           10.750%  05/15/06            2,750     2,929
  Pilgrim's Pride Corp.,
                           10.875%  08/01/03            1,950     1,943
  Van De Kamps, Inc.,
                           12.000%  09/15/05            5,250     5,788
                                                               --------
                                                                 14,654
                                                               --------

  LUMBER & WOOD PRODUCTS - 0.4%
  Triangle Pacific Corp.,
                           10.500%  08/01/03            6,000     6,397
                                                               --------

  MACHINERY & COMPUTER EQUIPMENT - 0.6%
  IMO Industries, Inc.,
                           11.750%  05/01/06            6,750     6,311
  Shop Vac Corp.,
                           10.625%  09/01/03(e)         3,000     3,157
                                                               --------
                                                                  9,468
                                                               --------

  MEASURING & ANALYZING INSTRUMENTS - 0.2%
  Intertek Finance, PLC,
                           10.250%  11/01/06(e)         2,000     2,080
  Mettler Toledo, Inc.,
                            9.750%  10/01/06            1,000     1,052
                                                               --------
                                                                  3,132
                                                               --------

  MISCELLANEOUS MANUFACTURING - 1.2%
  American Standard Co.,
   stepped coupon,
   (10.500% 06/01/98)        (a)    06/01/05           11,000    10,299
  Coleman Holdings Co.,
   Series B,
                             (d)    05/27/98            6,000     5,002


                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
  Dade International, Inc.,
                           11.125%  05/01/06         $  2,250  $  2,436
                                                               --------
                                                                 17,737
                                                               --------

  PAPER PRODUCTS - 2.4%
  Container Corp. of America,
   Series A,
                           11.250%  05/01/04            7,500     8,147
  Florida Coast Paper, LLC,
                           12.750%  06/01/03            7,650     8,300
  Four M Corp.,
                           12.000%  06/01/06            3,750     3,919
  Gaylord Container Corp.,
                           12.750%  05/15/05            5,000     5,537
  Ivaco, Inc.,
                           11.500%  09/15/05            1,500     1,500
  Repap Wisconsin, Inc.,
                            9.875%  05/01/06            3,000     3,030
  Stone Container Corp.:
                           10.750%  10/01/02            2,000     2,105
                           11.875%  12/01/98            3,750     3,951
                           12.625%  07/15/98            1,000     1,060
                                                               --------
                                                                 37,549
                                                               --------

  PETROLEUM REFINING - 0.5%
  Flores & Rucks, Inc.:
                            9.750%  10/01/06            1,500     1,586
                           13.500%  12/01/04            3,825     4,571
  Texas Petrochemical Corp.,
                           11.125%  07/01/06            1,600     1,724
                                                               --------
                                                                  7,881
                                                               --------

  PRIMARY METAL - 1.3%
  Algoma Steel, Inc.,
                           12.375%  07/15/05            8,000     8,660
  UCAR Global Enterprises, Inc.,
                           12.000%  01/15/05            1,870     2,153
  US Can Corp.,
                           10.125%  10/15/06(e)         4,000     4,200
  WCI Steel, Inc.,
                           10.000%  12/01/04(e)         4,400     4,477
                                                               --------
                                                                 19,490
                                                               --------


                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.           PAR       VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
  RUBBER & PLASTIC - 0.3%
  Berry Plastics Corp.,
                           12.250%  04/15/04         $  3,000  $  3,289
  Portola Packaging, Inc.,
                           10.750%  10/01/05            2,000     2,077
                                                               --------
                                                                  5,366
                                                               --------

  STONE, CLAY, GLASS & CONCRETE - 0.5%
  Owens-Illinois, Inc.:
                            9.950%  10/15/04            6,000     6,345
                           10.000%  08/01/02              800       841
  Safelite Glass Corp.,
                            9.875%  12/15/06(e)           650       669
                                                               --------
                                                                  7,855
                                                               --------

  TOBACCO PRODUCTS - 0.3%
  Consolidated Cigar Corp.,
                           10.500%  03/01/03            4,000     4,160
                                                               --------

  TRANSPORTATION EQUIPMENT - 0.8%
  Aftermarket Technology Corp.,
   Series B,
                           12.000%  08/01/04            3,500     3,911
  Collins & Aikman Products Co.,
                           11.500%  04/15/06            7,000     7,665
                                                               --------
                                                                 11,576
                                                               --------

--------------------------------------------------------------------------------
MINING & ENERGY - 3.9%
  CRUDE PETROLEUM & NATURAL GAS - 0.4%
  Ferrellgas Finance Corp., L.P.,
                           10.000%  08/01/01            3,215     3,380
  Ferrellgas Partners, L.P.,
                            9.375%  06/15/06            2,500     2,540
                                                               --------
                                                                  5,920
                                                               --------

  OIL & GAS EXTRACTION - 3.0%
  Falcon Drilling Co., Inc.,
   Series B:
                            8.875%  03/15/03            1,100     1,112
                            9.750%  01/15/01            5,300     5,552
  Forcenergy, Inc.,
                            9.500%  11/01/06            2,175     2,267
  Gulf Canada Resources Ltd.:
                            9.250%  01/15/04(f)         7,875     8,328
                            9.625%  07/01/05(f)           700       755

                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
  Mariner Energy Corp.,
                           10.500%  08/01/06(e)      $  6,000  $  6,360
  Maxus Energy Corp.,
                            9.875%  10/15/02            3,000     3,082
  Nuevo Energy Co.,
                            9.500%  04/15/06            8,350     8,851
  Parker Drilling Corp.,
                            9.750%  11/15/06(e)         2,000     2,100
  Santa Fe Energy Resources, Inc.,
                           11.000%  05/15/04            7,000     7,735
                                                               --------
                                                                 46,142
                                                               --------

  OIL & GAS FIELD SERVICES - 0.5%
  United Meridian Corp.,
                           10.375%  10/15/05            7,125     7,820
                                                               --------

--------------------------------------------------------------------------------
RETAIL TRADE - 3.5%
  APPAREL & ACCESSORY STORES - 0.0%
  William Carter Co.,
                           10.375%  12/01/06(e)           750       787
                                                               --------

  BUILDING, HARDWARE & GARDEN SUPPLY  - 0.5%
  ISP Holdings, Inc.,
                            9.750%  02/15/02(e)         7,000     7,324
                                                               --------

  FOOD STORES - 2.2%
  Dominick's Finer Foods, Inc.,
                           10.875%  05/01/05            5,750     6,354
  Pathmark Stores, Inc.:
                            9.625%  05/01/03            2,250     2,154
   stepped coupon,
   (10.750% 11/01/99)        (a)    11/01/03           13,500     8,775
  Ralphs Grocery Co.,
                           10.450%  06/15/04            8,000     8,500
  Smiths Food & Drug,
                           11.250%  05/15/07            7,280     8,044
                                                               --------
                                                                 33,827
                                                               --------

  MISCELLANEOUS RETAIL - 0.8%
  Brylane Capital Corp.,
   Series B,
                           10.000%  09/01/03            5,000     5,125
  Finlay Fine Jewelry Corp.,
                           10.625%  05/01/03            6,650     6,966
                                                               --------
                                                                 12,091
                                                               --------
--------------------------------------------------------------------------------

                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.            PAR       VALUE
--------------------------------------------------------------------------------
SERVICES - 4.9%
  AMUSEMENT & RECREATION - 0.6%
  Alliance Gaming Corp.,
                           12.875%  06/30/03         $  1,750  $  1,868
  E&S Holdings Corp.,
                           10.375%  10/01/06(e)         4,000     4,190
  Prime Hospitality Corp.,
                            9.250%  01/15/06            3,000     3,007
                                                               --------
                                                                  9,065
                                                               --------

  BUSINESS SERVICES - 0.4%
  Darling International, Inc.,
                           11.000%  07/15/00              401       393
  Figgie International, Inc.,
                            9.875%  10/01/99            3,000     3,120
  Pierce Leahy Corp.,
                           11.125%  07/15/06            2,500     2,737
                                                               --------
                                                                  6,250
                                                               --------

  HEALTH SERVICES - 0.9%
  Maxxim Medical, Inc.
                           10.500%  08/01/06            2,500     2,612
  OrNda Health Corp.:
                           11.375%  08/15/04            2,500     2,894
                           12.250%  05/15/02            3,000     3,199
  Tenet Healthcare Corp.,
                           10.125%  03/01/05            5,000     5,525
                                                               --------
                                                                 14,230
                                                               --------

  HOTELS, CAMPS & LODGING - 2.5%
  Eldorado Resorts Corp.,
                           10.500%  08/15/06(e)         6,200     6,541
  Empress River Casino Finance Corp.,
                           10.750%  04/01/02            4,000     4,345
  Grand Casinos, Inc.,
                           10.125%  12/01/03            3,750     3,769
  Harvey Casinos Resorts,
                           10.625%  06/01/06            7,750     8,273
  HMC Acquisition Properties,
                            9.000%  12/15/07            6,500     6,500
  HMH Properties, Inc.,
                            9.500%  05/15/05            5,100     5,323
  Majestic Star Casino, LLC,
                           12.750%  05/15/03            1,875     2,016
  Wyndham Hotel Corp.,
                           10.500%  05/15/06            2,000     2,130
                                                               --------
                                                                 38,897
                                                               --------

                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
Private Households - 0.5%
Allied Waste Industries, Inc.,
                           10.250%  12/01/06(e)      $  6,975  $  7,324
                                                               --------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 13.0%
  AIR TRANSPORTATION - 0.9%
  Continental Airlines, Inc.,
                            9.500%  12/15/01(e)         1,500     1,530
  Greenwich Air Services, Inc.,
                           10.500%  06/01/06            3,325     3,558
  U.S. Air, Inc.,
                           10.375%  03/01/13            8,000     8,340
                                                               --------
                                                                 13,428
                                                               --------

  BROADCASTING - 1.7%
  Allbritton Communications Co.,
                           11.500%  08/15/04            7,000     7,385
  Heritage Media Corp.,
                           11.000%  06/15/02            1,500     1,594
  NWCG Holding Corp.,
                             (d)    06/15/99            6,000     4,995
  Sullivan Broadcasting, Inc.,
                           10.250%  12/15/05            5,000     5,062
  Young Broadcasting Corp.:
                           10.125%  02/15/05            3,000     3,105
                           11.750%  11/15/04            4,000     4,400
                                                               --------
                                                                 26,541
                                                               --------

  Cable - 2.7%
  Bell Cablemedia, PLC,
   stepped coupon,
   (11.950% 07/15/99)        (a)    07/15/04(g)         6,000     5,250
  Cablevision Systems Corp.,
                           10.750%  04/01/04            5,000     5,163
  Comcast Cable Partners Ltd.,
   stepped coupon,
   (11.200% 11/15/00)        (a)    11/15/07(g)         6,500     4,599
  International CableTel, Inc.,
   stepped coupon,
   (12.750% 04/15/00)        (a)    04/15/05            5,500     4,111
  Le Groupe Videotron,
                           10.625%  02/15/05(f)         6,000     6,600
  Rogers Cablesystems, Inc.,
                           10.000%  03/15/05            3,000     3,203

                                       13

                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.           PAR       VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
  CABLE - CONT.
  Rogers Communications, Inc.,
                           10.875%  04/15/04         $  3,000  $  3,157
  Videotron Holding, PLC,
   stepped coupon:
   (11.000% 08/15/00)        (a)    08/15/05(g)         4,000     3,220
   (11.125% 07/01/99)        (a)    07/01/04(g)         6,750     5,906
                                                               --------
                                                                 41,209
                                                               --------

  COMMUNICATIONS - 0.8%
  Allbritton Communications Co.,
                            9.750%  11/30/07            2,650     2,564
  Intermedia Communications of Florida,
   stepped coupon,
   (12.500% 05/15/01)        (a)    05/15/06            6,000     3,945
  Lodgenet Entertainment Corp.,
                           10.250%  12/15/06(e)         2,000     2,000
  Sprint Spectrum, L.P.,
   stepped coupon,
   (12.500% 08/15/01)        (a)    08/15/06            2,000     1,350
  UNC, Inc.,
                           11.000%  06/01/06            2,500     2,675
                                                               --------
                                                                 12,534
                                                               --------

  ELECTRIC, GAS & SANITARY SERVICES - 0.5%
  Mesa Operating Co.,
   stepped coupon,
   (11.625% 07/01/01)        (a)    07/01/06           10,500     7,271

  ELECTRIC SERVICES - 0.2%
  California Energy Co.,
                            9.500%  09/15/06            2,000     2,055
  System Energy Resources, Inc.,
                           11.375%  09/01/16              688       736
                                                               --------
                                                                  2,791
                                                               --------

  GAS SERVICES - 0.6%
  California Energy Co., Inc.,
                            9.875%  06/30/03            6,600     6,864
  HS Resources, Inc.,
                            9.250%  11/15/06(e)         2,750     2,826
                                                               --------
                                                                  9,690
                                                               --------

                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------

  MOTOR FREIGHT & WAREHOUSING - 0.2%
  Blue Bird Body Co.,
                           10.750%  11/15/06(e)      $  1,375  $  1,437
  Ryder Trucks, Inc.,
                           10.000%  12/01/06(e)         1,600     1,664
                                                               --------
                                                                  3,101
                                                               --------

  PIPELINES - 0.1%
  Costilla Energy, Inc.,
                           10.250%  10/01/06            1,400     1,470

  TELECOMMUNICATIONS - 5.2%
  Brooks Fiber Properties, Inc.,
   stepped coupon,
   (10.875% 03/01/01)        (a)    03/01/06            3,500     2,336
  Cencall Communications Corp.,
   stepped coupon,
   (10.125% 01/15/99)        (a)    01/15/04            6,000     4,080
  Clearnet Communications, Inc.,
   stepped coupon,
   (14.750% 12/15/00)        (a)    12/15/05            7,500     4,659
  Echostar Communications Corp.,
   stepped coupon,
   (12.875% 06/01/99)        (a)    06/01/04           11,500     9,545
  Hyperion Telecommunications, Inc.,
   stepped coupon,
   (13.000% 04/15/01)        (a)    04/15/03            6,250     3,563
  ICG Holding, Inc.,
   stepped coupon:
   (13.500% 09/15/00)        (a)    09/15/05            5,000     3,587
  IntelCom Group (USA), Inc.,
   stepped coupon:
   (12.500% 05/01/01)        (a)    05/01/06            4,000     2,670
  MFS Communications Co., Inc.,
   stepped coupon:
   ( 8.875% 01/15/01)        (a)    01/15/06            2,500     1,828
   ( 9.375% 01/15/99)        (a)    01/15/04            7,750     6,742
  Nextlink Communications, LLC,
                           12.500%  04/15/06            4,000     4,300
  Omnipoint Corp.,
                           11.625%  08/15/06            6,750     7,037
  Paging Network, Inc.,
                           10.125%  08/01/07            4,500     4,596


                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - CONT.          PAR        VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
  TELECOMMUNICATIONS - CONT.
  PanAmSat Corp.,
   stepped coupon,
   (11.375% 08/01/98)        (a)    08/01/03         $  8,000  $  7,420
  PriCellular Wireless Corp.:
                           10.750%  11/01/04(e)         2,500     2,603
   stepped coupon,
   (14.000% 11/15/97)        (a)    11/15/01            6,000     5,940
  Shared Technologies Fairchild,
   stepped coupon,
   (12.250% 03/01/99)        (a)    03/01/06            5,000     4,175
  USA Mobile Communications Holdings, Inc.,
                           14.000%  11/01/04            3,000     3,394
  WinStar Communications, Inc.,
   stepped coupon,
   (14.000% 10/15/00)        (a)    10/15/05            2,750     1,681
                                                               --------
                                                                 80,156
                                                               --------

  TRANSPORTATION SERVICES - 0.1%
  Moog, Inc.,
                           10.000%  05/01/06            1,125     1,181
                                                               --------

  TOTAL CORPORATE FIXED-INCOME
  BONDS & NOTES (cost of $587,423)                              614,751
                                                               --------

CORPORATE CONVERTIBLE BONDS & NOTES - 0.0%
--------------------------------------------------------------------------------
MANUFACTURING
  ELECTRONIC & ELECTRICAL EQUIPMENT
  Kollmorgen Corp. (cost of $511)
                           8.750%   05/01/09              592       586
                                                               --------

FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 31.2%                    CURRENCY
--------------------------------------------------------------------------------
  Argentina Par Brady,
   stepped coupon, (5.500% 03/31/97)
                            5.250%  03/31/23(h)        35,750    22,612
  Argentina Global Bonds,
                           11.000%  10/09/06(h)        10,750    11,266
  Government of Finland Bonds,
                            7.250%  04/18/06     FM   293,000    68,159
  Kingdom of Denmark:
                            8.000%  05/15/03     DK   179,728    33,790
                            8.000%  03/15/06     DK   208,896    38,919

                                       16

                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
  Republic of Poland (Brady),
    Past Due Interest,
    stepped coupon, (5.000% 10/27/98)
                            4.000%  10/27/14(i)         45,000  $ 37,969
  Spanish Government Bonds,
                           11.300%  01/15/02     SP  9,019,080    84,608
  Swedish Government Bonds,
                           10.250%  05/05/03     SK    411,600    72,996
  Treasury Corp. Victoria,
                           10.250%  11/15/06     A$     71,888    67,502
  Western Australia Treasury,
                           12.000%  08/01/01     A$     45,280    42,861
                                                                --------

  TOTAL FOREIGN GOVERNMENT &
  AGENCY OBLIGATIONS (cost of $463,870)                          480,682
                                                                --------

U.S. GOVERNMENT &
AGENCY OBLIGATIONS - 25.2%
--------------------------------------------------------------------------------
                        Maturities
                Coupon  From/To
                ------  ----------
  Federal Home Loan Mortgage Corp.:
                 7.500%      2016                    $    268         271
                 8.000% 2006-2017                       1,586       1,640
                 8.500% 2007-2010                       1,513       1,589
                 8.750% 2005-2008                         590         622
                 9.000% 2004-2022                       1,918       2,031
                 9.250% 2007-2016                       1,283       1,363
                 9.500% 2008-2016                       1,212       1,317
                 9.750% 2008-2016                         141         153
                10.000% 2009-2019                       1,758       1,926
                10.500% 2011-2024                       1,238       1,369
                10.750% 2010-2013                       1,529       1,708
                11.250% 2010-2015                       1,070       1,199
                                                                 --------
                                                                   15,188
                                                                 --------

  Federal National Mortgage Association:
                 7.500% 2003-2011                         807         826
                 8.000% 2002-2009                       1,137       1,178
                 8.250% 2007-2009                         448         456
                 8.500% 2008-2021                       3,058       3,201
                 9.000% 2003-2021                       5,058       5,371
                 9.250%      2016                         363         384
                10.000% 2013-2016                       1,687       1,855
                10.500% 2007-2016                       2,196       2,424
                                                                 --------
                                                                   15,695
                                                                 --------

                                       17

                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
U.S. GOVERNMENT &
AGENCY OBLIGATIONS - CONT.                              PAR         VALUE
--------------------------------------------------------------------------------
  Government National Mortgage Association:
                 8.500%       2006                   $     64   $       67
                 9.000%  2006-2017                     16,079       17,244
                 9.500%  2009-2017                      7,543        8,192
                10.000%  2000-2021                      2,816        3,085
                10.500%  2001-2021                        751          841
                11.000%  2009-2016                      3,580        4,046
                11.750%  2013-2015                        147          171
                12.000%       2014                          6            8
                                                                ----------
                                                                    33,654
                                                                ----------
  U.S. Treasury Bonds:
                 8.750%  05/15/17(j)                   66,575       81,232
                12.000%  08/15/13(j)                   32,091       45,905
                11.625%  11/15/04                       5,334        7,043
                                                                ----------
                                                                   134,180
                                                                ----------
  U.S. Treasury Notes:
                11.875%  11/15/03(j)                   66,107       86,239
                 8.500%  04/15/97                      10,000       10,087
                10.375%  11/15/12(j)                   72,131       92,891
                                                                ----------
                                                                   189,217
                                                                ----------

  TOTAL U.S. GOVERNMENT &
  AGENCY OBLIGATIONS (cost of $389,647)                            387,934
                                                                ----------

  TOTAL BONDS & NOTES (cost of $1,441,451)                       1,483,953
                                                                ----------

COMMON STOCKS - 0.5%                                SHARES
--------------------------------------------------------------------------------
CONSTRUCTION - 0.1%
  BUILDING CONSTRUCTION
  Calton, Inc. (l)                                   356               134
  U.S. Home Corp. (l)                                 31               812
                                                                ----------
                                                                       946
                                                                ----------

--------------------------------------------------------------------------------
MANUFACTURING - 0.1%
  FOOD & KINDRED PRODUCTS - 0.1%
  Darling International, Inc. (l)                     27               797
  Foodbrands America, Inc. (l)                        14               191
                                                                ----------
                                                                       988
                                                                ----------


                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
  PRIMARY METAL - 0.0%
  Texas Industries, Inc.                              15        $      736
                                                                ----------

--------------------------------------------------------------------------------
MINING & ENERGY - 0.0%
  OIL & GAS EXTRACTION
  Forest Oil Corp. (l)                                16               290
                                                                ----------

--------------------------------------------------------------------------------
RETAIL TRADE - 0.1%
  GENERAL MERCHANDISE STORES - 0.1%
  Federated Department Stores, Inc. (l)               30             1,034
                                                                ----------

  MISCELLANEOUS RETAIL - 0.0%
  Pharmhouse Corp. (l)                                 4                34
                                                                ----------

--------------------------------------------------------------------------------
SERVICES - 0.1%
  HEALTH SERVICES
  Total Renal Care Holdings, Inc. (l)                 33             1,196
                                                                ----------

--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
  GAS SERVICES - 0.0%
  United Gas Holdings Corp. (b)(l)                    30               416
                                                                ----------

  LOCAL & SUBURBAN TRANSIT - 0.0%
  Greyhound Lines, Inc., 12.500% Escrow
   Receipt, (b)(l)                                     1               (k)
                                                                ----------

  MOTOR FREIGHT & WAREHOUSING - 0.0%
  St. Johnsbury Trucking Co. (b)(l)                   31                31
  Sun Carriers, Inc. (b)(l)                          130                 1
                                                                ----------
                                                                        32
                                                                ----------

--------------------------------------------------------------------------------
WHOLESALE TRADE - 0.1%
  DURABLE GOODS
  Continental Health Affiliates, Inc. (l)            530             1,659
                                                                ----------

  TOTAL COMMON STOCKS (cost of $6,727)                               7,331
                                                                ----------

PREFERRED STOCKS - 0.7%
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%
  HOLDING & OTHER INVESTMENT OFFICES
  Riggs National Corp., 10.750%                       19               541
                                                                ----------

--------------------------------------------------------------------------------

                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
PREFERRED STOCKS - CONT.                         SHARES           VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.7%
  COMMUNICATIONS
  Cablevision Systems Corp.,
   11.125% Series PIK                                 96        $    8,618
  K-III Communications Corp., 10.000%                 15             1,463
                                                                ----------
                                                                    10,081
                                                                ----------

  TOTAL PREFERRED STOCKS (cost of $11,408)                          10,622
                                                                ----------

WARRANTS - 0.0% (l)
--------------------------------------------------------------------------------
MANUFACTURING - 0.0%
  RUBBER & PLASTIC
  BPC Holdings Corp., expires 04/15/04                 3                60
                                                                ----------

SERVICES - 0.0%
  HOTELS, CAMPS & LODGING
  Capital Gaming International, Inc.,
   expires 02/01/99                                    6               (k)
                                                                ----------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
  COMMUNICATIONS
  Clearnet Communications, Inc., expires 09/15/05     25               142
  Hyperion Telecommunications, Inc.,
  Wireless One, Inc., expires 10/19/01                14                14
                                                                ----------
                                                                ----------

TOTAL WARRANTS (cost of $333)                                          341
                                                                ----------
TOTAL INVESTMENTS - 97.6% (cost of $1,459,919)(m)                1,502,247
                                                                ----------

SHORT-TERM OBLIGATIONS - 0.8%                         PAR
--------------------------------------------------------------------------------
  Repurchase agreement with Lehman Brothers, Inc.,
  dated 12/31/96, due 01/02/97 at 6.900%,
  collateralized by U.S. Treasury notes with
  various maturities to 2022, market value
  $11,586 (repurchase proceeds $11,434)            $11,429          11,429
                                                                ----------


FORWARD CURRENCY CONTRACTS - 0.0% (n)                                  371
--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 1.6%                              24,925

--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                             $1,538,972
                                                                ==========

                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(b) Represents fair value as determined in good faith under the direction of the Trustees.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d)  Zero coupon bond.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, the value of these securities amounted to $79,850 or 5.2% of net assets.
(f)  This is a Canadian security. Par amount is stated in U.S. dollars.
(g)  This is a British security. Par amount is stated in U.S. dollars.
(h)  This is an Argentinean security. Par amount is stated in U.S. dollars.
(i) This is a Polish security. Par amount is stated in U.S. dollars. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(j) These securities, or a portion thereof, with a total market value of $198,701, are being used to collateralize the forward currency contracts shown below.
(k)  Rounds to less than one.
(l)  Non-income producing.
(m)  Cost for federal income tax purposes is $1,459,956.
(n) As of December 31, 1996, the Fund had entered into the following forward currency exchange contracts:



                                                        Net Unrealized
                                                         Appreciation
 Contracts          In Exchange           Settlement    (Depreciation)
 to Deliver              For                 Date          (U.S. $)
 ----------              ---                 ----          --------
DK      6,017       US$   1,029           01/08/1997       $   6
FF    113,667       US$  22,003           01/08/1997          94
FM    109,037       US$  23,754           01/08/1997          66
SK    120,446       US$  18,038           01/08/1997         448
FF    118,569       US$  22,614           01/13/1997        (247)
FM     27,723       US$   5,974           01/13/1997         (50)
DK    215,395       US$  36,505           01/16/1997         (67)
FF      4,889       US$     937           01/16/1997          (6)
FM     24,581       US$   5,331           01/16/1997         (12)
SK    134,572       US$  19,785           01/16/1997         125
A$     34,859       US$  27,713           01/23/1997          14
                                                           -----
                                                           $ 371
                                                           =====

                     Investment Portfolio/December 31, 1996
--------------------------------------------------------------------------------
Summary of Securities
by Country                   Currency        Value    % of Total
--------------------------------------------------------------------------------
United States                    $          986,907     65.7
Australia                       A$          110,363      7.4
Spain                           SP           84,608      5.6
Sweden                          SK           72,996      4.9
Denmark                         DK           72,709      4.8
Finland                         FM           68,159      4.5
Poland                                       37,969      2.5
Argentina                                    33,878      2.3
United Kingdom                               18,975      1.3
Canada                                       15,683      1.0
                                         ----------    -----
                                         $1,502,247    100.0
                                         ==========    =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

    Acronym             Name
    -------             ----
     PIK            Payment-In-Kind
     FF             French Francs




See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES

                                DECEMBER 31, 1996

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $1,459,919)                             $1,502,247
Short-term obligations                                                 11,429
                                                                   ----------
                                                                    1,513,676

Receivable for:
 Interest                                              $38,334
 Fund shares sold                                        2,399
 Investments sold                                          190
Unrealized appreciation on forward
 currency contracts                                        371
Other                                                       58         41,352
                                                        ------      ---------
  Total Assets                                                      1,555,028

LIABILITIES
Payable for:
 Investments purchased                                  14,385
 Fund shares repurchased                                 1,407
 Distributions                                               2
Accrued:
  Transfer Agent Fees                                       81
  Deferred Trustees fees                                    22
Other                                                      159
                                                        ------
    Total Liabilities                                                  16,056
                                                                       ------

NET ASSETS                                                         $1,538,972
                                                                   ==========

Net asset value & redemption price per share -
Class A ($755,352/103,344)                                         $     7.31
                                                                   ==========
Maximum offering price per share - Class A
($7.31/0.9525)                                                     $     7.67(a)
                                                                   ==========
Net asset value & offering price per share -
Class B ($783,620/107,215)                                         $     7.31(b)
                                                                   ==========


(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

        See notes to financial statements.


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

 (in thousands)
 INVESTMENT INCOME
 Interest                                                            $132,686
 Dividends                                                              1,213
                                                                     --------
   Total investment income (net of nonrebatable
    foreign taxes withheld at source which
    amounted to $24)                                                  133,899
 EXPENSES
 Management fee                                       $9,243
 Service fee                                           3,370
 Distribution fee - Class B                            5,514
 Transfer agent                                        3,464
 Bookkeeping fee                                         474
 Trustees fee                                             90
 Custodian fee                                           287
 Audit fee                                                63
 Legal fee                                                14
 Registration fee                                        113
 Reports to shareholders                                  37
 Other                                                    77           22,746
                                                   ----------         -------
     Net Investment Income                                            111,153
                                                                      -------



NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
Investments                                           26,655
Foreign currency transactions                          8,857
                                                     -------
   Net Realized Gain                                                   35,512
Net unrealized appreciation (depreciation)
during the period on:
Investments                                          (10,350)
Foreign currency transactions                          1,206
                                                     -------
   Net Unrealized Depreciation                                         (9,144)
                                                                     --------
       Net Gain                                                        26,368
                                                                     --------
Net Increase in Net Assets From Operations                           $137,521
                                                                     ========



        See notes to financial statements.


             STATEMENT OF CHANGES IN NET ASSETS


(in thousands)                                           Year ended December 31
                                                         ----------------------
                                                           1996         1995
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                  $  111,153   $  107,022
Net realized gain (loss)                                   35,512       (1,278)
Net unrealized appreciation (depreciation)                 (9,144)     133,828
                                                       ----------   ----------
  Net Increase from Operations                            137,521      239,572
Distributions: (a)
From net investment income - Class A                      (61,787)     (56,681)
From net investment income - Class B                      (57,474)     (50,315)
                                                       ----------   ----------
                                                           18,260      132,576
                                                       ----------   ----------
Fund Share Transactions:
Receipts for shares sold - Class A                        109,361       76,500
Value of distributions reinvested - Class A                32,115       28,865
Cost of shares repurchased - Class A                     (109,964)     (94,406)
                                                       ----------   ----------
                                                           31,512       10,959
                                                       ----------   ----------
Receipts for shares sold - Class B                        156,886      112,405
Value of distributions reinvested - Class B                27,196       23,759
Cost of shares repurchased - Class B                     (123,892)     (95,861)
                                                       ----------   ----------
                                                           60,190       40,303
                                                       ----------   ----------
  Net Increase from Fund
    Share Transactions                                     91,702       51,262
                                                       ----------   ----------
    Total Increase                                        109,962      183,838
NET ASSETS
Beginning of period                                     1,429,010    1,245,172
                                                       ----------   ----------
End of period (including undistributed net
 investment income of $10,314 and $7,974,
 respectively)                                         $1,538,972   $1,429,010
                                                       ==========   ==========

NUMBER OF FUND SHARES
Sold - Class A                                             15,235       11,030
Issued for distributions reinvested - Class A               4,471        4,151
Repurchased - Class A                                     (15,336)     (13,680)
                                                       ----------   ----------
                                                            4,370        1,501
                                                       ----------   ----------
Sold - Class B                                             21,852       16,221
Issued for distributions reinvested - Class B               3,785        3,417
Repurchased - Class B                                     (17,276)     (13,902)
                                                       ----------   ----------
                                                            8,361        5,736
                                                       ----------   ----------

(a) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.

                       See notes to financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996
NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------

ORGANIZATION: Colonial Strategic income Fund (the Fund), a series of Colonial Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of .. contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set. forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

                Notes to Financial Statements/December 31, 1996
--------------------------------------------------------------------------------

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expense (other than the Class B distribution fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions dally and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on security transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that

                Notes to Financial Statements/December 31, 1996
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales securities. The Fund may also enter into forward currency contracts hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. Contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contract, are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral as marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

     Average Net Assets           Annual Fee Rate
     ------------------           ---------------
     First $1 billion                  0.65%
     Over $1 billion                   0.60%


                Notes to Financial Statements/December 31, 1996
--------------------------------------------------------------------------------

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

      Average Net Assets         Annual Fee Rate
      ------------------         ---------------
      First $50 million             No charge
      Next $950 million              0.035%
      Next $1 billion                0.025%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended December 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $268,485 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $2,179,828 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

              Value of shares                Annual
         outstanding on the 20th of           Fee
        each month which were issued          Rate
        ----------------------------          ----
         Prior to January 1, 1993             0.15%
         On or after January 1, 1993          0.25%


The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended December 31, 1996, purchases and sales of investments, other than short-term obligations,

                Notes to Financial Statements/December 31, 1996
--------------------------------------------------------------------------------
NOTE 3. PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------

were $1,628,401,764 and $1,536,986,360, respectively, of which $196,098,939 and
$106,009,427, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at December 31, 1996 based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation            $ 60,728,881
     Gross unrealized depreciation             (18,437,776)
                                              ------------
       Net unrealized appreciation            $ 42,291,105
                                              ============


At December 31, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

          Year of             Capital loss
         expiration           carryforward
         ----------           ------------
            1997              $122,574,000
            1998                 5,118,000
            1999                36,511,000
            2000                23,761,000
            2001                 3,442,000
            2002                42,652,000
            2003                18,825,000
                              ------------
                              $252,883,000
                              ============


Of the loss carryforward expiring in 1997, $1,549,000 was acquired in the merger with Colonial Income Plus Fund.

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                Notes to Financial Statements/December 31, 1996
--------------------------------------------------------------------------------
NOTE 4. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1996.

NOTE 5. COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------

At December 31, 1996, net assets consisted of:
Capital paid in                              $1,737,995
Undistributed net investment income              10,314
Accumulated net realized loss                  (251,932)
Net unrealized appreciation on:
  Investments                                    42,328
  Foreign currency transactions                     267
                                             ----------
                                             $1,588,972
                                             ==========

                              FINANCIAL HIGHLIGHTS


     Selected data for a share of each class outstanding throughout each period are as follows:



                                                                         Year ended December 31
                                                    -----------------------------------------------------------
                                                                 1996                           1995
                                                      Class A          Class B         Class A         Class B
                                                    ------------    ------------    ------------    ------------
Net asset value -
 Beginning of period                                  $  7.220        $  7.220        $  6.530        $  6.530
                                                      --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    0.623           0.569           0.621           0.569
Net realized and
unrealized gain (loss)                                   0.081           0.081           0.650           0.650
                                                      --------        --------        --------        --------
  Total from Investment
    Operations                                           0.704           0.650           1.271           1.219
                                                      --------        --------        --------        --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.614)(a)      (0.560)         (0.581)         (0.529)
From capital paid in                                      --              --              --              --
                                                      --------        --------        --------        --------
Total Distributions
  Declared to Shareholders                              (0.614)         (0.560)         (0.581)         (0.529)
                                                      --------        --------        --------        --------
Net asset value -
  End of period                                       $  7.310        $  7.310        $  7.220        $  7.220
                                                      ========        ========        ========        ========

Total return (b)                                         10.24%           9.43%          20.17%          19.29%
                                                      ========        ========        ========        ========


RATIOS TO AVERAGE NET ASSETS
Expenses                                                  1.18%(c)        1.93%(c)        1.18%(c)        1.97%(c)
Net investment income                                     8.01%(c)        7.26%(c)        8.42%(c)        7.63%(c)
Portfolio turnover                                         110%            110%             83%             83%
Net assets at end
of period (000)                                       $755,352        $783,620        $714,961        $714,049


(a)   Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.

(b)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)   The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(d)   The data presented for periods prior to November 30, 1994, represent operations under an earlier objective.



                           Year ended December 31
       --------------------------------------------------------------
                 1994 (d)                         1993 (d)
         Class A          Class B          Class A          Class B
       -----------     ------------      -----------      -----------

        $  7.390         $  7.390         $  7.010         $  7.010
        --------         --------         --------         --------
           0.580            0.529            0.565            0.511

          (0.848)          (0.849)           0.448            0.448
        --------         --------         --------         --------

          (0.268)          (0.320)           1.013            0.959
        --------         --------         --------         --------

          (0.580)          (0.529)          (0.585)          (0.535)
          (0.012)          (0.011)          (0.048)          (0.044)
        --------         --------         --------         --------

          (0.592)          (0.540)          (0.633)          (0.579)
        --------         --------         --------         --------

        $  6.530         $  6.530         $  7.390         $  7.390
        ========         ========         ========         ========
           (3.67)%          (4.40)%          14.95%           14.11%
        ========         ========         ========         ========


            1.21%            1.96%            1.19%            1.94%
            8.38%            7.63%            8.42%            7.67%
              78%              78%             138%             138%

        $636,824         $608,348         $660,654         $475,141

                              FINANCIAL HIGHLIGHTS


Selected data for a share of each class outstanding throughout each period are as follows:


                                                   Year ended December 31
                                              ------------------------------
                                                          1992 (a)
                                                Class A          Class B (b)
                                              ------------      ------------
Net asset value -
   Beginning of period                          $ 7.020            $ 7.080
                                                -------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.669              0.385
Net realized and
unrealized loss                                  (0.004)            (0.067)
                                                -------            -------
   Total from Investment
      Operations                                  0.665              0.318
                                                -------            -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.673)            (0.388)
In excess of net investment
income                                           (0.002)                --
                                                -------            -------
Total Distributions
   Declared to Shareholders                      (0.675)            (0.388)
                                                -------            -------
Net asset value -
   End of period                                $ 7.010            $ 7.010
                                                =======            =======
Total return (c)                                   9.77%              2.48%(d)
                                                =======            =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                           1.18%              1.93%(e)
Net investment income                              9.39%              8.64%(e)
Portfolio turnover                                   96%                96%
Net assets at end
of period (000)                                $437,380           $ 37,935


(a) The data presented for periods prior to November 30, 1994, represent operations under an earlier objective.
(b) Class B shares were initially offered on May 15, 1992. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) Annualized.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST I AND THE SHAREHOLDERS OF COLONIAL STRATEGIC
   INCOME FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Income Fund, (the "Fund") (a series of Colonial Trust I) at December 31, 1996, the results of its operations the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997



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                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAs: Choose from a broad range of retirement plans, including IRAs.


* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ........  press 1

For account information ..........................................  press 2

To speak to a Colonial representative ............................  press 3

For yield and total return information ...........................  press 4

For duplicate statements or new supply of checks .................  press 5

To order duplicate tax forms and year-end statements .............  press 6
(February through May)

To review your options at any time during your call ..............  press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 7:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

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                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Strategic Income Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Strategic Income Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]

Mutual Funds for
Planned Portfolios


                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England - Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE:L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            SI-02/236D-1296 M (2/97)